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                                                                   EXHIBIT 10.16


                           GTECH HOLDINGS CORPORATION
              SUPPLEMENTAL RETIREMENT PLAN FISCAL 2001 PARTICIPANTS
                              (A FISCAL YEAR PLAN)


David Calabro
Howard Cohen *
Marc A. Crisafulli *
Stephen Davidson
Jean-Pierre Desbiens
James Hosker
Kathleen McKeough
William Middlebrook
Jaymin Patel
William Pieri
Robert Plourde
Antonio Carlos Rocha *
Donald Stanford
Donald Sweitzer
W. Bruce Turner

* Eligible for participation after close of fiscal 2001.